UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

March 6, 2025
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 6, 2025, Diamondback Energy, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, as the issuer, Diamondback E&P LLC, as the subsidiary guarantor (“E&P”), and BofA Securities, Inc., Barclays Capital Inc., PNC Capital Markets LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the issuance and sale of $1,200,000,000 aggregate principal amount of its 5.550% Senior Notes due 2035 (the “Notes”).  The price to the public was 99.937% of the principal amount of the Notes.

The Notes and E&P’s guarantee thereof have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (No. 333-268495), filed with the Securities and Exchange Commission (the “SEC”) and automatically effective on November 21, 2022.  The terms of the Notes are further described in the Company’s prospectus supplement dated March 6, 2025, as filed with the SEC on March 10, 2025 (the “Prospectus”).  The closing of the sale of the Notes is expected to occur on March 20, 2025, subject to customary closing conditions.

The Notes and E&P’s guarantee thereof will be the Company’s and E&P’s respective senior unsecured obligations and will rank equally in right of payment with all of the Company’s and E&P’s respective existing and future senior indebtedness, including the Company’s outstanding senior notes and E&P’s guarantees thereof and all of E&P’s obligations under its revolving credit facility with Wells Fargo Bank, National Association, as administrative agent (the “revolving credit facility”) and under its term loan facility with Citibank, N.A., as administrative agent (the “term loan facility”) and the respective lenders party thereto and the Company’s guarantees thereof, and senior in right of payment to any of the Company’s and E&P’s future indebtedness that is expressly subordinated in right of payment to the Notes and E&P’s guarantees thereof, respectively.

The net proceeds from the sale of the Notes, after deducting the Underwriters’ discounts and estimated offering expenses, are expected to be approximately $1.19 billion. The Company intends to use these net proceeds for general corporate purposes, including, without limitation, paying a portion of the cash consideration for the pending acquisition of certain subsidiaries of Double Eagle IV Midco, LLC (the “Double Eagle acquisition”) and paying fees, costs and expenses related thereto.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.

As more fully described under the caption “Underwriting—Other Relationships” in the Prospectus, some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Specifically, certain Underwriters and/or their affiliates serve in various roles under the revolving credit facility and term loan facility and may serve in various roles under the proposed term loan facility with BofA Securities, Inc. and Bank of America, N.A. (if obtained and funded in connection with the Double Eagle acquisition).

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01. Other Events.

Press Release

On March 6, 2025, the Company issued a press release announcing the pricing of the offering of the Notes.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated March 6, 2025, among Diamondback Energy, Inc., Diamondback E&P LLC and BofA Securities, Inc., Barclays Capital Inc., PNC Capital Markets LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated March 6, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including those relating to the expected timing of the closing of the sale of the Notes. All statements, other than historical facts, that address activities that the Company assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of the Company. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Forms 10-K, 10-Q, 8-K, the preliminary prospectus supplement filed by the Company for the Notes offering and any amendments or supplements thereto, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Company undertakes no obligation to update or revise any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.
Date: March 10, 2025	By:	/s/ Jere Thompson
	Name:	Jere Thompson
	Title:	Executive Vice President and Chief Financial Officer